Exhibit 99.1

News
For Release: 1:45 p.m. ET November 3, 2009

Chevrolet, Buick, GMC and Cadillac Drive First GM Sales

Increase in 21 Months

DETROIT – A strong performance by GM’s four core brands – Chevrolet, Buick, GMC, and Cadillac – resulted in GM U.S. October sales of 177,603 vehicles, up 4 percent from last October, the company’s first year-over-year gain since January 2008. Total sales increased 13 percent when compared with September. The four brands accounted for about 95 percent of GM’s retail sales, an increase of 10 percentage points compared to the prior year.

“We’re very pleased with consumer acceptance to our newest cars, crossovers and trucks,” said Susan Docherty, GM vice president, U.S. Sales. “While we have more work to do, we are making progress and will continue our focus on delivering vehicles and a sales and service experience that brings consumers to Chevrolet, Buick, GMC and Cadillac – and keeps them coming back.”

October quick facts:

•	Total GM sales increased 4 percent compared with October, 2008; retail sales were up 15 percent for the same period.

•	Year-over-year total sales increase is the first since January, 2008.

•	GM gains market share for the third straight month – estimated at 21 percent of the total light vehicle market.

•	Chevrolet, Buick, GMC and Cadillac retail sales represented 95 percent of October retail sales vs. 85 percent in October, 2008.

•	Combined Buick/GMC retail sales were up 33 percent compared with last year, driving Buick-Pontiac-GMC retail sales up 12 percent.

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Chevrolet Retail Sales Up 31 Percent

Strong retail sales of Chevrolet’s launch vehicles – Camaro, Equinox, and Traverse – led to a year-over-year increase in total sales of 9 percent, and a 31 percent increase in retail sales for the same period.

Chevrolet key facts:

•	Malibu retail sales for Malibu were up 84 percent compared to a year ago.

•	Camaro continues to distance itself from competition, selling nearly 8,000 vehicles during the month and we anticipate we will hold the top spot in the regular sports car segment.

•	Corvette retains the number one position in the luxury sports car segment with nearly 28 percent of the market.

•	Equinox share in compact crossover segment is growing, having more than doubled in a year to 10 percent – the highest since August, 2007; added a third shift to keep up with demand.

•	Silverado total sales of 31,800 were driven by the strength of Chevrolet’s “Truck Month” promotion.

“Chevrolet had a solid sales month in October supported by our 2009 launch products Camaro, Equinox and Traverse,” said Brent Dewar, vice president, global Chevrolet. “Our broad lineup appeals to a range of consumers, whether it’s the modern sports car, Camaro, appealing to performance enthusiasts or the Equinox and Traverse delivering what today’s families care about: safety, styling and efficiency.”

Buick – GMC Total Sales Up 20 Percent

Buick car and Crossover sales showed improvement in October vs. a year ago, led by the all-new LaCrosse and Enclave. Sales of the all-new GMC Terrain and GMC’s “Truck Month” promotion helped lift GMC total sales 20 percent, and retail sales 35 percent for the month, compared with last year.

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Buick key facts:

•	Buick had its best total sales month for 2009 (9,053) and best since October ‘08, up 19 percent.

•	LaCrosse had strongest month since launch, up 36 percent compared with September 2009, and up 103 percent compared to October 2008.

•	Enclave total sales up year-over-year 38 percent.

GMC key facts:

•	GMC total sales were up 20 percent vs. October 2008, the highest monthly sales in 2009.

•	Terrain total sales were up 63 percent over combined Pontiac Torrent/GMC Envoy October 2008 total sales and up 124 percent from September 2009.

•	Sierra reported its highest total sales month of 2009, up 6 percent vs. October 2008.

•	Yukon/Yukon XL combined total sales were the highest since September 2008 (5,425), up 72 percent vs. October 2008.

•	Acadia total sales were up 7 percent year-over-year, while retail sales increased 30 percent compared to October 2008.

“We like the momentum we’ve seen in the sales of new Buick and GMC models,” said Susan Docherty, Buick-GMC general manager, and GM Vice President of U.S. Sales. “In October, Buick and GMC both had their best sales months of 2009, and in fact, total sales for these two brands were up 20 percent over October 2008 for the combined total of Buick, Pontiac and GMC.”

Cadillac Total Sales Up 22 Percent

Led by the performance of the all-new SRX, Cadillac sales increased by 22 percent compared to a year ago, and were up 2 percent vs. September.

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Cadillac key facts:

•	SRX: total sales were 280 percent higher than October 2008 and were up 21 percent compared to September—the second best performance of the vehicle in history.

•	SRX: days supply is 34 days, based on month-end inventory.

•	Escalade: Year-over-year total sales were 37 percent higher and market share continues to outperform competitors, including the Mercedes GL and Lexus LX 570.

“The interest customers are showing in the new SRX is exciting – we are seeing Lexus, BMW and Mercedes customers trading their vehicles for the SRX,” said Bryan Nesbitt, Cadillac General Manager.

Other brands Sold 15,089 Vehicles in October

Total combined sales for Saturn, Pontiac, Saab and HUMMER were 15,089 for the month. As a percent of total GM sales, these brands represented 9 percent of sales, compared with 15 percent in October 2008.

Management Discussion of October Sales Results

The U.S. October 2009 SAAR of 10.8 million is a 14-percent improvement compared to last month, but is the second-lowest SAAR for October since the early 1980s. The U.S. economy and auto industry are showing signs of recovery:

Economy

•

Normalization of credit spread, which is down to approximately 20 to 30 basis points – is helping make more credit available to consumers. However, consumer credit is still contracting – reflecting both weak credit demand and cautious bank lending.

•	Consumer confidence has softened a bit in October, but remains much improved from the trough in March.

•	Manufacturing sector is increasing output due to depleted current inventories.

•	Job losses continue to slow, however employment levels continue to be a concern.

•	Housing starts and home resale prices are beginning to stabilize.

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Auto Industry

•	It appears that the bulk of the “Cash-for-Clunkers” pull-ahead occurred by the end of September.

•	Industry inventory levels are anticipated to increase moderately into Q4 to support modestly rising industry sales.

GM Reports October Production; Fourth Quarter Production at 620,000 Vehicles

In October, GM produced 228,000 vehicles (92,000 cars and 136,000 trucks). This is down 90,000 vehicles, or 28 percent compared with October 2008, when GM North America produced 318,000 vehicles (151,000 cars and 167,000 trucks). (Production totals include joint venture production of 15,000 vehicles in October 2009 and 11,000 vehicles in October 2008)

GM third quarter production was 531,000 vehicles (205,000 cars and 326,000 trucks), which was down 42 percent compared to the same quarter in 2008. GM North America built 915,000 vehicles (436,000 cars and 479,000 trucks) in the third quarter of 2008. However, third quarter production was substantially higher than production volumes for Q1 and Q2 2009 of 371,000 (up 43 percent) and 395,000 (up 34 percent), respectively.

GM’s 2009 fourth quarter forecast at 620,000 vehicles (239,000 cars and 381,000 trucks), which is down about 24 percent from a year ago. GM North America built 815,000 vehicles (365,000 cars and 450,000 trucks) in the fourth quarter of 2008. However, Q4 2009 production volumes represent a 17 percent increase compared to Q3 2009.

At October month-end, inventories of vehicles for U.S. dealers increased to 444,000 (172,000 cars and 272,000 trucks) compared to September, 2009 (157,000 cars and 267,000 trucks), an increase of 5 percent. Compared to month-end inventories for October 2008 (336,000 cars and 464,000 trucks), inventories decreased by 356,000 (164.000 cars and 192,000 trucks), or 45 percent.

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About General Motors: General Motors, one of the world’s largest automakers, traces its roots back to 1908. With its global headquarters in Detroit, GM employs 209,000 people in every major region of the world and does business in some 140 countries. GM and its strategic partners produce cars and trucks in 34 countries, and sell and service these vehicles through the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, Opel, Vauxhall and Wuling. GM’s largest national market is the United States, followed by China, Brazil, the United Kingdom, Canada, Russia and Germany. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. General Motors acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other press materials refer to operations of the old General Motors Corporation. More information on the new General Motors can be found at www.gm.com.

###

CONTACT(S):

Tom Henderson

tom.e.henderson@gm.com

313-667-2702

313-410-2704 cell

John McDonald

john.m.mcdonald@gm.com

313-667-3714

313-418-2139 cell

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 28	October				(Calendar Year-to-Date) January - October
*S/D Prev: 27	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Vehicle Total	177,603	170,585	4.1	0.4	1,724,554	2,603,828	-33.8
Core Brand Total	162,514	145,605	11.6	7.6	1,482,310	2,154,564	-31.2
Non-Core Brand Total	15,089	24,980	-39.6	-41.8	242,244	449,264	-46.1
Light Vehicle Total	176,632	168,719	4.7	1.0	1,713,535	2,581,385	-33.6
Car Total	63,935	73,466	-13.0	-16.1	736,817	1,111,189	-33.7
Light Truck Total	112,697	95,253	18.3	14.1	976,718	1,470,196	-33.6
Truck Total **	113,668	97,119	17.0	12.9	987,737	1,492,639	-33.8
GM Vehicle Deliveries by Marketing Division
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	9,053	7,642	18.5	14.2	81,442	120,772	-32.6
Cadillac Total	11,602	9,541	21.6	17.3	84,626	139,109	-39.2
Chevrolet Total	116,436	107,313	8.5	4.6	1,108,984	1,567,684	-29.3
GMC Total	25,423	21,109	20.4	16.1	207,258	326,999	-36.6
Core Brand Total	162,514	145,605	11.6	7.6	1,482,310	2,154,564	-31.2
HUMMER Total	307	1,368	-77.6	-78.4	8,500	23,861	-64.4
Pontiac Total	10,646	13,054	-18.4	-21.4	162,464	238,762	-32.0
Saab Total	513	1,975	-74.0	-75.0	7,441	19,337	-61.5
Saturn Total	3,623	8,583	-57.8	-59.3	63,839	167,304	-61.8
Non-Core Brand Total	15,089	24,980	-39.6	-41.8	242,244	449,264	-46.1
GM Vehicle Total	177,603	170,585	4.1	0.4	1,724,554	2,603,828	-33.8
GM CarDeliveries by Marketing Division
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	5,980	5,398	10.8	6.8	46,751	80,981	-42.3
Cadillac Total	5,221	6,271	-16.7	-19.7	52,040	93,200	-44.2
Chevrolet Total	40,557	43,791	-7.4	-10.7	453,731	627,267	-27.7
Car Core Brand Total	51,758	55,460	-6.7	-10.0	552,522	801,448	-31.1
Pontiac Total	10,474	12,105	-13.5	-16.6	153,197	220,895	-30.6
Saab Total	299	1,659	-82.0	-82.6	5,383	16,187	-66.7
Saturn Total	1,404	4,242	-66.9	-68.1	25,715	72,659	-64.6
Car Non-Core Brand Total	12,177	18,006	-32.4	-34.8	184,295	309,741	-40.5
GM Car Total	63,935	73,466	-13.0	-16.1	736,817	1,111,189	-33.7
GM Light TruckDeliveries by Marketing Division
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	3,073	2,244	36.9	32.1	34,691	39,791	-12.8
Cadillac Total	6,381	3,270	95.1	88.2	32,586	45,909	-29.0
Chevrolet Total	75,351	62,690	20.2	15.9	650,089	931,424	-30.2
GMC Total	24,980	20,075	24.4	20.0	201,403	313,549	-35.8
Truck Core Brand Total	109,785	88,279	24.4	19.9	918,769	1,330,673	-31.0
HUMMER Total	307	1,368	-77.6	-78.4	8,500	23,861	-64.4
Pontiac Total	172	949	-81.9	-82.5	9,267	17,867	-48.1
Saab Total	214	316	-32.3	-34.7	2,058	3,150	-34.7
Saturn Total	2,219	4,341	-48.9	-50.7	38,124	94,645	-59.7
Truck Non-Core Brand Total	2,912	6,974	-58.2	-59.7	57,949	139,523	-58.5
GM Light Truck Total	112,697	95,253	18.3	14.1	976,718	1,470,196	-33.6

* Twenty-eight selling days (S/D) for the October period this year and twenty-seven for last year.

**Effective August 2007, GM includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 1 of 3

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GM Car Deliveries - (United States)

October 2009

	October				(Calendar Year-to-Date) January - October
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Selling Days (S/D)	28	27			28	27
LaCrosse	3,228	1,592	102.8	95.5	19,837	33,336	-40.5
Lucerne	2,752	3,806	-27.7	-30.3	26,914	47,645	-43.5
Buick Total	5,980	5,398	10.8	6.8	46,751	80,981	-42.3
CTS	2,921	3,997	-26.9	-29.5	31,932	51,476	-38.0
DTS	1,896	1,590	19.2	15.0	14,021	27,380	-48.8
STS	355	632	-43.8	-45.8	5,398	13,253	-59.3
XLR	49	52	-5.8	-9.1	689	1,091	-36.8
Cadillac Total	5,221	6,271	-16.7	-19.7	52,040	93,200	-44.2
Aveo	1,459	3,162	-53.9	-55.5	32,945	49,782	-33.8
Camaro	8,082	0	***.*	***.*	47,233	0	***.*
Cobalt	5,055	6,478	-22.0	-24.8	90,940	168,940	-46.2
Corvette	1,154	1,170	-1.4	-4.9	11,949	24,554	-51.3
Impala	12,721	22,107	-42.5	-44.5	139,577	231,841	-39.8
Malibu	12,086	10,874	11.1	7.2	131,081	151,429	-13.4
Monte Carlo	0	0	***.*	***.*	6	708	-99.2
SSR	0	0	***.*	***.*	0	13	***.*
Chevrolet Total	40,557	43,791	-7.4	-10.7	453,731	627,267	-27.7
Core Brand Total	51,758	55,460	-6.7	-10.0	552,522	801,448	-31.1
G3 Wave	227	0	***.*	***.*	5,417	0	***.*
G5	369	812	-54.6	-56.2	10,778	21,892	-50.8
G6	8,358	6,788	23.1	18.7	77,403	126,494	-38.8
G8	750	1,082	-30.7	-33.2	21,371	12,390	72.5
GTO	0	0	***.*	***.*	0	52	***.*
Grand Prix	3	148	-98.0	-98.0	258	8,252	-96.9
Solstice	266	330	-19.4	-22.3	4,521	10,013	-54.8
Vibe	501	2,945	-83.0	-83.6	33,449	41,802	-20.0
Pontiac Total	10,474	12,105	-13.5	-16.6	153,197	220,895	-30.6
9-2X	0	0	***.*	***.*	0	3	***.*
9-3	248	1,471	-83.1	-83.7	4,480	13,877	-67.7
9-5	51	188	-72.9	-73.8	903	2,307	-60.9
Saab Total	299	1,659	-82.0	-82.6	5,383	16,187	-66.7
Astra	49	543	-91.0	-91.3	6,102	9,707	-37.1
Aura	1,173	3,391	-65.4	-66.6	16,865	54,033	-68.8
ION	0	0	***.*	***.*	12	314	-96.2
Sky	182	308	-40.9	-43.0	2,736	8,605	-68.2
Saturn Total	1,404	4,242	-66.9	-68.1	25,715	72,659	-64.6
Non-Core Brand Total	12,177	18,006	-32.4	-34.8	184,295	309,741	-40.5
GM Car Total	63,935	73,466	-13.0	-16.1	736,817	1,111,189	-33.7

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 2 of 3

3-1P

GM Truck Deliveries - (United States)

October 2009

	October				(Calendar Year-to-Date) January - October
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Selling Days (S/D)	28	27			28	27
Enclave	3,073	2,228	37.9	33.0	34,645	39,128	-11.5
Rainier	0	3	***.*	***.*	4	114	-96.5
Rendezvous	0	0	***.*	***.*	9	23	-60.9
Terraza	0	13	***.*	***.*	33	526	-93.7
Buick Total	3,073	2,244	36.9	32.1	34,691	39,791	-12.8
Escalade	2,127	1,556	36.7	31.8	13,118	19,275	-31.9
Escalade ESV	599	533	12.4	8.4	5,206	9,076	-42.6
Escalade EXT	178	265	-32.8	-35.2	2,015	3,779	-46.7
SRX	3,477	916	279.6	266.0	12,247	13,779	-11.1
Cadillac Total	6,381	3,270	95.1	88.2	32,586	45,909	-29.0
Chevy C/T Series	0	61	***.*	***.*	36	320	-88.8
Chevy W Series	34	95	-64.2	-65.5	607	1,398	-56.6
Colorado	1,732	2,552	-32.1	-34.6	29,298	47,396	-38.2
Equinox	7,868	2,841	176.9	167.1	63,850	59,130	8.0
Express	4,155	7,556	-45.0	-47.0	45,651	72,822	-37.3
HHR	6,681	5,265	26.9	22.4	62,682	85,763	-26.9
Kodiak 4/5 Series	466	572	-18.5	-21.4	3,662	5,943	-38.4
Kodiak 6/7/8 Series	28	104	-73.1	-74.0	859	1,332	-35.5
Suburban (Chevy)	4,231	2,464	71.7	65.6	31,672	44,121	-28.2
Tahoe	7,738	3,674	110.6	103.1	57,443	81,012	-29.1
TrailBlazer	210	2,954	-92.9	-93.1	8,550	68,235	-87.5
Traverse	9,459	1,359	596.0	571.2	75,156	1,585	***.*
Uplander	62	736	-91.6	-91.9	1,706	39,359	-95.7
Avalanche	1,461	1,600	-8.7	-11.9	12,939	29,810	-56.6
Silverado-C/K Pickup	31,754	31,689	0.2	-3.4	261,142	402,191	-35.1
Chevrolet Fullsize Pickups	33,215	33,289	-0.2	-3.8	274,081	432,001	-36.6
Chevrolet Total	75,879	63,522	19.5	15.2	655,253	940,417	-30.3
Acadia	3,282	3,071	6.9	3.1	43,957	60,089	-26.8
Canyon	454	649	-30.0	-32.5	9,029	12,904	-30.0
Envoy	167	887	-81.2	-81.8	4,676	21,864	-78.6
GMC C/T Series	45	33	36.4	31.5	419	429	-2.3
GMC W Series	92	177	-48.0	-49.9	1,486	2,229	-33.3
Savana	764	1,060	-27.9	-30.5	10,468	20,333	-48.5
Sierra	11,894	11,256	5.7	1.9	91,327	145,067	-37.0
Terrain	2,994	0	***.*	***.*	4,803	0	***.*
Topkick 4/5 Series	210	368	-42.9	-45.0	2,372	7,133	-66.7
Topkick 6/7/8 Series	96	456	-78.9	-79.7	1,578	3,659	-56.9
Yukon	3,388	1,836	84.5	77.9	23,820	32,412	-26.5
Yukon XL	2,037	1,316	54.8	49.3	13,323	20,880	-36.2
GMC Total	25,423	21,109	20.4	16.1	207,258	326,999	-36.6
Core Brand Total	110,756	90,145	22.9	18.5	929,788	1,353,116	-31.3
HUMMER H1	0	0	***.*	***.*	0	17	***.*
HUMMER H2	68	260	-73.8	-74.8	1,429	5,488	-74.0
HUMMER H3	160	857	-81.3	-82.0	5,168	18,104	-71.5
HUMMER H3T	79	251	-68.5	-69.6	1,903	252	655.2
HUMMER Total	307	1,368	-77.6	-78.4	8,500	23,861	-64.4
Montana SV6	0	0	***.*	***.*	0	64	***.*
Torrent	172	949	-81.9	-82.5	9,267	17,803	-47.9
Pontiac Total	172	949	-81.9	-82.5	9,267	17,867	-48.1
9-7X	214	316	-32.3	-34.7	2,058	3,150	-34.7
Saab Total	214	316	-32.3	-34.7	2,058	3,150	-34.7
Outlook	1,460	1,362	7.2	3.4	12,040	22,765	-47.1
Relay	0	2	***.*	***.*	12	159	-92.5
VUE	759	2,977	-74.5	-75.4	26,072	71,721	-63.6
Saturn Total	2,219	4,341	-48.9	-50.7	38,124	94,645	-59.7
Non-Core Brand Total	2,912	6,974	-58.2	-59.7	57,949	139,523	-58.5
GM Truck Total	113,668	97,119	17.0	12.9	987,737	1,492,639	-33.8

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 3 of 3

GM Production Schedule - 11/03/09

						Memo: Joint Venture
	GMNA				Total	GMNA		GMIO [2]
Units 000s	Car [1]	Truck [1]	Total	GMIO [2]	Worldwide	Car [1]	Truck [1]

2009 Q4 # *	239	381	620	1,074	1,694	0	49	360
O/(U) prior forecast	(23)	(12)	(35)	74	39	0	0	46

	GMNA				Total	GMNA		GMIO [2]
Units 000s	Car [1]	Truck [1]	Total	GMIO [2]	Worldwide	Car [1]	Truck [1]
2003
1st Qtr.	591	860	1,451	695	2,146	19	24	NA
2nd Qtr.	543	837	1,380	706	2,086	19	24	NA
3rd Qtr.	492	753	1,245	648	1,893	20	17	NA
4th Qtr.	558	827	1,385	736	2,121	16	20	NA

CY	2,184	3,277	5,461	2,785	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	928	2,273	19	19	247
2nd Qtr.	543	846	1,389	1,012	2,401	18	48	284
3rd Qtr.	463	746	1,209	910	2,119	16	43	261
4th Qtr.	466	811	1,277	1,028	2,305	17	47	324

CY	1,997	3,223	5,220	3,878	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	1,022	2,204	16	51	286
2nd Qtr.	458	789	1,247	1,094	2,341	17	49	337
3rd Qtr.	423	723	1,146	1,028	2,174	15	50	199
4th Qtr.	483	798	1,281	1,051	2,332	14	68	197

CY	1,834	3,022	4,856	4,195	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	1,160	2,415	18	50	246
2nd Qtr.	462	775	1,237	1,183	2,420	17	58	258
3rd Qtr.	417	633	1,050	1,022	2,072	12	48	202
4th Qtr.	446	661	1,107	1,167	2,274	11	43	260

CY	1,821	2,828	4,649	4,532	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	1,277	2,340	15	35	287
2nd Qtr.	402	740	1,142	1,268	2,410	12	42	264
3rd Qtr.	367	653	1,020	1,136	2,156	11	39	252
4th Qtr.	358	684	1,042	1,337	2,380	11	45	323

CY	1,526	2,741	4,267	5,019	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	1,348	2,233	12	42	336
2nd Qtr.	382	452	834	1,390	2,224	20	36	320
3rd Qtr.	436	479	915	1,124	2,039	21	29	265
4th Qtr.	365	450	815	833	1,648	17	12	261

CY	1,543	1,906	3,449	4,695	8,144	70	119	1,182

2009
1st Qtr.	116	255	371	959	1,330	11	8	363
2nd Qtr.	170	225	395	1,143	1,538	11	17	474
3rd Qtr.	205	326	531	1,166	1,697	7	31	480
4th Qtr. #	239	381	620	1,074	1,694	0	49	360

CY	730	1,187	1,917	4,342	6,259	29	105	1,677

*	Variance reported only if current production estimate differs from prior production estimate by 5K units or more
#	Denotes estimate

All Numbers may vary due to rounding

General Motors Company acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other materials refer to operations of the old General Motors Corporation

This report is governed by the Terms and Conditions on the GM Investor Information website: http://www.gm.com/corporate/investor_information/terms.jsp

1 GMNA includes joint venture production - HUMMER and CAMI units included in GMNA Truck and production historically classified as joint venture production - NUMMI units included in GMNA car

[2]

GMIO includes GM-AvtoVAZ, SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) joint venture production beginning in Q1 2004 (Starting in Q3 2005, GMIO joint venture production does not include GMDAT); and GM Egypt, Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM joint ventures.